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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8-K/A-1

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  August 23, 1999






                      INTERNATIONAL CAPITAL FUNDING, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


                          Commission File No. 0-23391


     Colorado                                     84-1434313
------------------------                     ---------------------
State or other jurisdiction of               (I.R.S. Employer
incorporation or organization                Identification Number)


          7345 East Peak View, Englewood, Colorado          80111
           --------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code (303) 689-9601



          -----------------------------------------------------------
          Former name or former address, if changed since last report

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ITEM 7: EXHIBITS
----------------

Exhibit No.

18.0 Pursuant to Item 304(a)(3) of Regulation S-B, Section 228.304(a)(3) of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant herewith furnishes the letter of Kish, Leake & Associates, P.C., former accountants to the Company.


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                                  SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INTERNATIONAL CAPITAL FUNDING, INC.



Date: September 2, 1999            By:  /s/  Peter Shandro
                                        -----------------------------------
                                        Peter Shandro, CEO, President,
                                        Director


                                   By:  /s/ Simon Anderson
                                        -----------------------------------
                                        Simon Anderson, CFO, Director

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                        KISH, LEAKE & ASSOCIATES, P.C.
                         Certified Public Accountants
                      7901 E. Belleview Avenue, Suite 220
                          Englewood, Colorado  80111
                             (303) 779-5006 (tel)
                             (303) 779-5724 (fax)



August 30, 1999



Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C.  20549

We would like to inform you that we have read the disclosures provided by International Capital Funding, Inc. (Comm. Number 0-23391) in its filing of Form 8-K dated August 23, 1999 and that there are no disagreements regarding the statements made under Item 4 -- Changes in Registrant's Certifying Accountant.

Sincerely,


Kish, Leake & Associates, P.C.